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  PROSPECTUS                                                 November 1, 1995
  EVERGREEN(SM) GLOBAL LEADERS FUND             (Picture of Tree appears here)
  CLASS Y SHARES
       The Evergreen Global Leaders Fund (the "Fund") is designed to provide investors with the opportunity to invest in a diversified portfolio of non-U.S. equity securities of companies located in the world's major industrialized countries. This Prospectus provides information regarding the Class Y shares offered by the Fund. The Fund is a series of a diversified, open-end management investment company. This Prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Fund and certain other funds in the Evergreen Group of mutual funds (collectively, with the Fund the "Evergreen Funds") dated November 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 807-2940. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this Prospectus carefully.
           THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY SUBSIDIARIES OF ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUND                                        2
EXPENSE INFORMATION                                         3
DESCRIPTION OF THE FUND
         Investment Objectives And Policies                 4
         Investment Practices And Restrictions              4
MANAGEMENT OF THE FUND
         Investment Adviser                                 8
         Sub-Adviser                                        9
PURCHASE AND REDEMPTION OF SHARES
         How To Buy Shares                                  9
         How To Redeem Shares                              10
         Exchange Privilege                                11
         Shareholder Services                              12
         Effect Of Banking Laws                            12
OTHER INFORMATION
         Dividends, Distributions And Taxes                13
         General Information                               14

                              OVERVIEW OF THE FUND
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Fund" and "Management of the Fund".
       The investment adviser to the Fund is EVERGREEN ASSET MANAGEMENT CORP. (the "Adviser") which, with its predecessors, has served as investment adviser to the Evergreen Funds since 1971. The Adviser is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation, one of the ten largest bank holding companies in the United States.
       The Fund seeks to achieve capital appreciation by investing in a diversified portfolio of non-U.S. equity securities of companies located in the world's major industrialized countries. Evergreen Asset Management Corp., the Fund's investment adviser (the "Adviser"), will attempt to screen the largest companies in the World's major industrialized countries and cause the Fund to invest in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.
  THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVE OF THE FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Fund. For further information see "Purchases and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES                       Class Y Shares
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee (only applies after 4 exchanges per
calendar year)                                             $ 5.00

       The following tables show for the Fund the annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and
(ii) redemption at the end of each period.
EVERGREEN GLOBAL LEADERS FUND

                               ANNUAL OPERATING
                                   EXPENSES       EXAMPLE
Advisory Fees                        0.95%        After 1 Year     $  15
12b-1 Fees                           None         After 3 Years    $  47
Other Expenses*                      0.55%
Total                                1.50%

* Reflects agreement by the Adviser to limit aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund to 1.50% of average net assets until the Fund reaches net assets of $15 million. From time to time, the Adviser may further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio.
The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Class Y Shares of the Fund will bear directly or indirectly. The amounts set forth under
"Other Expenses", as well as the amounts set forth in the example, are estimated amounts for the first fiscal year of the operations of the
Fund and are based on historical experience of other investment companies managed by the Adviser. THE EXAMPLES SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURN,
ACTUAL EXPENSES OR RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a
more complete description of the various costs and expenses borne by the Funds see "Management of the Fund".
                                       3

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                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVES AND POLICIES
       The Fund's investment objective is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the fund may invest include but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.
       Evergreen Asset Management Corp., the Fund's investment adviser (the "Adviser"), will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Adviser.
       In determining what constitutes a major industrialized country, the Adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry.
       At times when the Adviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. The Adviser will attempt to identify the largest companies in each market primarily by reference to the market capitalizations published in the MSCI Index.
       Although, as stated above, the Fund expects that investments will be made in no less than three countries including the United States, the Fund may invest more than 25% of its assets in one country. To the extent that the Fund invests more than 25% of its assets in the securites of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the U.S.
       At times when the Adviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These include commercial paper, certificates of deposit, bankers' acceptances and other bank obligations, short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies, and short-term obligations of foreign issuers, denominated in U.S. dollars and traded in the United States.
       It is anticipated that under normal circumstances the Fund's annual portfolio turnover rate will not exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. The Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions", below.
INVESTMENT PRACTICES AND RESTRICTIONS
Borrowing. As a matter of fundamental policy, the Fund may not borrow money except from banks as a temporary measure or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 10% of the value of the total net assets at the time of such borrowing. The Fund may use the proceeds from borrowings to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities or to facilitate purchases of securities made in anticipation of receiving the proceeds from the sale of portfolio securities involving delayed settlement. The Fund also will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its net assets.
                                       4

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       The Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") for temporary or emergency purposes. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.
Lending of Portfolio Securities. In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial institutions. The Adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Fund, if and when made, may not exceed 30% of the Fund's total assets and will be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay the Fund the equivalent of any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect the Fund and its investors. The Fund may pay reasonable fees in connection with such loans. Options. To a limited extent, the Fund may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio or to partially offset an expected decline in the price of a security. The Fund may write call options against not more than 15% of the value of the securities held in its portfolio. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund retains the risk of loss should the price of the underlying security decline. Where such options are used for hedging purposes, if the Adviser's forecast of the direction of stock prices is incorrect, the Fund may be better off if it had not engaged in such transactions. The Fund will write call options only when the options are traded on national securities exchanges in the United States and the options are covered (i.e., the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities, or the Fund's custodian has segregated and maintains cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to written options.) The Fund may purchase call options to close out a position. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security.
Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including State Street Bank and Trust Company, the Fund's custodian (the "Custodian" or "State Street"), or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United
States Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund requires continued maintenance of collateral with its Custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral. The Adviser will review and continually monitor the creditworthiness of each institution with which the Fund enters into a repurchase agreement to evaluate these risks. The Fund may not enter into repurchase agreements if, as a result, more than 15% of the Fund's net assets would be held in repurchase agreements maturing in more than seven days and in other securities which are not readily marketable.
Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and,
                                       5
therefore, are not subject to the aforementioned 15% limit. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees or Directors. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a the violating the above-mentioned limits on assets invested in illiquid or not readily marketable securities.
Other Investment Policies. In addition to purchasing equity securities of international issuers, the Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.
HEDGING TECHNIQUES
       The following hedging techniques may be utilized by the Fund. Cross-Hedges. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Adviser may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contracts or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and (ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.
Options on Foreign Currencies. The Fund may also purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major foreign currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. No more than 5% of the Fund's assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets.
       The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.
Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a designated currcncy at a set price on a future date.
       The Fund may enter into forward contracts in primarily two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
                                       6

       Second, when management of the Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.
       In the second circumstance, the Custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.
Currency Futures and Related Options. The Fund may invest in currency futures contracts and options thereon. If the Adviser anticipates that exchange rates for a particular currency will fall, the Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge (or in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If the Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options will be used only as a hedge against anticipated currency rate changes.
       A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.
       Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into a contract, the premium paid for the option is lost. There are no daily payments of cash in the nature of "variation" or "maintenance" margin by the purchaser of such an option to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.
       The ability to establish and close out positions in currency futures and options on currency futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.
       The Fund may not enter into currency futures contracts or related options if immediately thereafter the aggregate initial margin plus the premiums required to establish such positions exceed 5% of the fair market value of the Fund's portfolio. The Fund may not sell currency futures contracts, purchase put options or write call options if, as a result, more than 30% of its total assets would be hedged.
SPECIAL RISK CONSIDERATIONS
       Investment in the Fund requires considerations of certain factors that are not normally involved in investment in U.S. securities. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U. S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U. S. dollar, the U.S. dollar value of the assets of the Fund denominated in such currency will also fall. The performance of the Fund will be measured in U.S. dollars, the base currency for the Fund.
       Securities markets of foreign countries in which the Fund may invest generally are not subject to the same degree of regulation as the U. S. markets and may be more volatile and less liquid than the major U.S. markets.
                                       7

Lack of liquidity may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, the Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U. S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments. In addition, foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.
       The Fund may engage in transactions in foreign securities which are listed on foreign securities exchanges and/or traded in the over-the-counter market. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Fund the ability to obtain best price and execution. Foreign securities markets are subject to less regulation that those in the U.S. and there may be less financial and other information available about the issuers of securites that trade in foreign markets. Transactions in foreign securities may settle on a delayed basis, in comparison to those in the U.S., or may settle only on specific days of the month. In the event the Fund enters into a significant number of transactions which provide for a settlement period in excess of seven days, the Fund's ability to raise cash to meet redemption requests may be impaired.
       Unless otherwise stated in this Prospectus, the Fund's investment policies are not fundamental and they may be changed without shareholder approval. Fundamental policies may not be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.
       Additional information about the Fund's investment practices is contained in the Fund's Statement of Additional Information.
INVESTMENT RESTRICTIONS
       The Fund has adopted a number of investment restrictions which are set forth in the Statement of Additional Inforrnation, some of which are fundamental and may not be changed without shareholder approval.
                             MANAGEMENT OF THE FUND
INVESTMENT ADVISERS
       The management of the Fund is supervised by the Trustees of Evergreen Equity Trust ("Trust"), under which the Fund has been established ("Trustees"). Evergreen Asset Management Corp. (the "Evergreen Asset") has been retained by the Trust as investment adviser for the Fund. Evergreen Asset succeeded on June 30, 1994 to the advisory business of the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), one of the ten largest bank holding companies in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds.
       First Union is headquartered in Charlotte, North Carolina, and had $77.9 billion in consolidated assets as of June 30, 1995. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 36 states. The Capital Management Group of FUNB manages or otherwise oversees the investment of over $29 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage
                                       8
services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       As investment adviser, Evergreen Asset manages the Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee from the Fund equal to .95 of 1% of average daily net assets on an annual basis. The fee paid by the Fund is higher than the rate paid by most other investment companies, but is not higher than the fee paid by many funds with similar investment objectives. Until the Fund reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent the Fund's aggregate operating expenses (including Evergreen Asset's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of average net assets for any fiscal year. From time to time, Evergreen Asset may further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund. The portfolio of the Fund is managed by committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and Edwin A. Miska, who is an analyst with Evergeen Asset. Mr. Lieber and Mr. Miska are responsible for the day to day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and its predecessor since 1989. SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolio of the Fund. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Fund for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Eligible investors may purchase Fund shares at net asset value by mail or wire as described below. The Fund only offers Class Y shares on which no sales charges are imposed. Class Y shares are only available to (i) all shareholders of record in one or more of the Evergreen Funds as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of the Adviser and its affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.
Purchases by Mail or Wire. Each investor must complete the enclosed Share Purchase Application and mail it together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.
       When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to the Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.
       Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire
                                       9
must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.
How the Fund Value its Shares. The net asset value of each Class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trust's Trustees believe would accurately reflect fair market value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Adviser incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or the Adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Funds.
       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the Fund is an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. The Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen Funds. Although not currently anticipated, the Fund reserves the right to suspend the offer of shares for a period of time.
       Shares of the Fund are sold at the net asset value per share next determined after a shareholder's order is received. Investments by federal funds wire or by check will be effective upon receipt by State Street. Qualified institutions may telephone orders for the purchase of Fund shares. Investors may also purchase shares through a broker-dealer, which may charge a fee for the service.
HOW TO REDEEM SHARES
       You may "redeem", i.e., sell your shares in the Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.
Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for the Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street (800-423-2615) between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach the Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
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
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the enclosed Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, the Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.
General. The sale of shares is a taxable transaction for Federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Fund reserves the right to close an account that through redemption has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen Fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.
       Each of the Evergreen Funds have different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. The Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold. Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling State Street (800-423-2615). Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, the Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time without notice. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
                                       11

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SHAREHOLDER SERVICES
       The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Funds Distributor, Inc. ("EFD"), the distributor of the Fund, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.
Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25. Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.
Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.
                                       12

                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of the Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Internal Revenue Code of 1986 (the "Code"). Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.
       The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that the Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from the Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.
       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from the Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.
       The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Fund. See the Statement of Additional Information for additional details. The Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
       The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.
       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may be different from Federal income tax consequences described above.
                                       13

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GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Organization. The Evergreen Global Leaders Fund is a separate series of the Evergreen Equity Trust, a Massachusetts business trust organized in 1986. The Fund does not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.
       A shareholder in each class of a Fund will be entitled to his or her share of all dividends and distributions from the Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares. The Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series or class were established in the Fund, each share of the series or class would normally be entitled to one vote for all purposes. Generally, shares of each series and class would vote together as a single class on matters, such as the election of Trustees, that affect each series and class in substantially the same manner. Shares are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.
Principal Underwriter. EFD, an affiliate of Furman Selz Incorporated, located 237 Park Avenue, New York, New York 10017, is the principal underwriter of the Funds. Furman Selz Incorporated also acts as sub-administrator to the Fund, and in connection therewith, provides personnel to serve as officers of the Funds. Other Classes of Shares. The Fund currently offers only Class Y shares, and may in the future offer additional classes. Class Y shares are only available to (i) all shareholders of record in one or more of the Funds for which Evergreen Asset serves as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates.
Performance Information. From time to time, the Fund may quote its "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders, Total return and yield are computed separately for each Class of shares. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities
       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of the Fund. These advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
                                       14

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which the Fund operates provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.



                                       15
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